UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811- 05245

DREYFUS STRATEGIC MUNICIPALS, INC.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	9/30
Date of reporting period:	09/30/15

FORM N-CSR

Item 1.                         Reports to Stockholders.

Dreyfus Strategic Municipals, Inc.

ANNUAL REPORT September 30, 2015

Dreyfus Strategic Municipals, Inc.

Protecting Your Privacy
Our Pledge to You

THE FUND IS COMMITTED TO YOUR PRIVACY. On this page, you will find the Fund’s policies and practices for collecting, disclosing, and safeguarding “nonpublic personal information,” which may include financial or other customer information. These policies apply to individuals who purchase Fund shares for personal, family, or household purposes, or have done so in the past. This notification replaces all previous statements of the Fund’s consumer privacy policy, and may be amended at any time. We’ll keep you informed of changes as required by law.

YOUR ACCOUNT IS PROVIDED IN A SECURE ENVIRONMENT. The Fund maintains physical, electronic and procedural safeguards that comply with federal regulations to guard nonpublic personal information. The Fund’s agents and service providers have limited access to customer information based on their role in servicing your account.

THE FUND COLLECTS INFORMATION IN ORDER TO SERVICE AND ADMINISTER YOUR ACCOUNT. The Fund collects a variety of nonpublic personal information, which may include:

• Information we receive from you, such as your name, address, and social security number.

• Information about your transactions with us, such as the purchase or sale of Fund shares.

• Information we receive from agents and service providers, such as proxy voting information.

THE FUND DOES NOT SHARE NONPUBLIC PERSONAL INFORMATION WITH ANYONE, EXCEPT AS PERMITTED BY LAW.

Thank you for this opportunity to serve you.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E F U N D

F O R M O R E I N F O R M AT I O N

Back Cover

Dreyfus Strategic Municipals, Inc.	The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Strategic Municipals, Inc., covering the 12-month period from October 1, 2014, through September 30, 2015. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Financial markets proved volatile over the reporting period. For much of the year, a recovering U.S. economy enabled stocks to advance, but those gains were erased during the third quarter of 2015 when economic concerns in China, falling commodity prices, and a stronger U.S. dollar sparked sharp corrections in equity markets throughout the world. The emerging markets were especially hard hit. U.S. bonds generally fared better, rallying in late 2014 before reversing course in the spring as the domestic economy strengthened. Global economic instability sparked a renewed rally among U.S. government securities toward the reporting period’s end, but corporate-backed and inflation-linked securities lost value.

We expect market volatility to persist over the near term as investors vacillate between hopes that current turmoil represents a healthy correction and fears that further disappointments could trigger a full-blown bear market. Our investment strategists and portfolio managers are monitoring developments carefully, keeping a close watch on Chinese fiscal and monetary policy, expectations of higher short-term interest rates in the United States, liquidity factors affecting various asset classes, and other developments that could influence investor sentiment. Over the longer term, we remain confident that markets are likely to stabilize as the world adjusts to slower Chinese economic growth, abundant energy resources, and the eventual normalization of U.S. monetary policy. In our view, investors will continue to be well served under these circumstances by a long-term perspective and a disciplined investment approach.

Thank you for your continued confidence and support.

Sincerely,

J. Charles Cardona

President

The Dreyfus Corporation

October 15, 2015

DISCUSSION OF FUND PERFORMANCE

For the period of October 1, 2014, through September 30, 2015, as provided by Daniel Barton and Jeffrey Burger, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended September 30, 2015, Dreyfus Strategic Municipals, Inc. achieved a total return of 6.49% on a net-asset-value basis.1 Over the same period, the fund provided aggregate income dividends of $0.5280 per share, which reflects a distribution rate of 6.45%.2

Municipal bonds generally produced modestly positive returns, as declines triggered by rising long-term interest rates during the spring of 2015 were more than offset by rallies early and late in the reporting period. The fund benefited in this environment from our focus on longer term, higher yielding securities.

The Fund’s Investment Approach

The fund’s investment objective is to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. Under normal market conditions, the fund invests at least 80% of its net assets in municipal obligations. Generally, the fund invests at least 50% of its net assets in municipal bonds considered investment grade or the unrated equivalent as determined by The Dreyfus Corporation in the case of bonds, and in the two highest-rating categories or the unrated equivalent as determined by Dreyfus in the case of short-term obligations having or deemed to have maturities of less than one year.

To this end, portfolio construction focuses on income opportunities, through analysis of each bond’s structure, including paying close attention to each bond’s yield, maturity, and early redemption features. When making new investments, we focus on identifying undervalued sectors and securities, and we minimize reliance on interest rate forecasting. We select municipal bonds based on fundamental credit analysis to estimate the relative value and attractiveness of various sectors and securities and to exploit pricing inefficiencies in the municipal bond market. We actively trade among various sectors, such as escrowed, general obligation and revenue, based on their apparent relative values. Leverage, which is utilized in the portfolio in order to generate a higher level of current income exempt from regular federal income taxes, does amplify the fund’s exposure to interest rate movements, and potentially, gains or losses, especially those among the longest maturities.

Fluctuating Interest Rates Sparked Market Volatility

Over the final months of 2014, global investors seeking more competitive yields than were available in overseas markets flocked to higher yielding investments in the United States, and the resulting supply-and-demand imbalance put downward pressure on U.S. bond yields. This trend began to reverse in early 2015, when longer term interest rates drifted higher amid stronger-than-expected employment data, but an economic soft patch during the winter soon caused yields to moderate. Longer term interest rates resumed their climb when economic growth reaccelerated in the spring, but renewed concerns about sluggish economic growth and depreciating currency values in China pushed bond yields lower and prices higher over the summer.

DISCUSSION OF FUND PERFORMANCE (continued)

Municipal bonds also encountered volatility related to changing supply-and-demand dynamics. After experiencing robust demand for a limited supply of newly issued bonds during 2014, issuance volumes climbed during 2015 as issuers rushed to refinance existing debt before expected increases in interest rates.

Isolated pockets of weak credit conditions in Illinois, New Jersey, and Puerto Rico had relatively little impact on the national market. Many states and local municipalities have seen tax revenues climb beyond pre-recession levels, enabling them to balance their budgets and replenish reserves.

Longer Term Revenue Bonds Buoyed Relative Results

Our sector allocation strategy proved effective over the reporting period, as overweighted exposure to higher yielding, longer term revenue bonds enabled the fund to participate more fully in their strength compared to general obligation and escrowed bonds. The fund achieved particularly favorable results through bonds backed by hospitals, airports, airlines, and the states’ settlement of litigation with U.S. tobacco companies. The fund avoided some of the weaker segments of the municipal bond market, most notably Puerto Rico bonds that were hurt by the U.S. territory’s deteriorating fiscal condition.

Relative performance also was aided by our interest rate strategies. A relatively long average duration helped the fund benefit during times of falling long-term interest rates. The fund’s leveraging strategy, which employed tender option bonds, helped magnify the benefits of these strategies.

On the other hand, the fund’s relative results were constrained to a degree by Chicago bonds that were undermined by a recent court ruling.

A Constructive Investment Posture

We expect market volatility to persist over the near term in anticipation of higher short-term interest rates, but we remain optimistic about the market’s longer term prospects in a growing U.S. economy. Therefore, we have maintained the fund’s focus on longer term, income-oriented municipal bonds. We also have attempted to take advantage of bouts of market volatility to purchase certain credits at attractive prices, including securities in New Jersey, Illinois, and Chicago that we believe were punished more severely than warranted by their underlying credit fundamentals.

October 15, 2015

  Bond funds are subject generally to interest rate, credit, liquidity, and market risks, to varying degrees. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines. High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity. The use of leverage may magnify the fund’s gains or losses. For derivatives with a leveraging component, adverse changes in the value or level of the underlying asset can result in a loss that is much greater than the original investment in the derivative.

    1 Total return includes reinvestment of dividends and any capital gains paid, based upon net asset value per share. Past performance is no guarantee of future results. Market price per share, net asset value per share, and investment return fluctuate. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable. Return figure provided reflects the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect until May 31, 2016, at which time it may be extended, modified, or terminated. Had these expenses not been absorbed, the fund’s return would have been lower.

    2 Distribution rate per share is based upon dividends per share paid from net investment income during the period (annualized), divided by the market price per share at the end of the period, adjusted for any capital gain distributions.

SELECTED INFORMATION

September 30, 2015 (Unaudited)

Market Price per share September 30, 2015		$ 8.18
Shares Outstanding September 30, 2015		61,849,399
New York Stock Exchange Ticker Symbol		LEO
MARKET PRICE (NEW YORK STOCK EXCHANGE)
		Fiscal Year Ended September 30, 2015
	Quarter	Quarter	Quarter	Quarter
	Ended	Ended	Ended	Ended
	December 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015
High	$8.47	$8.62	$8.36	$8.20
Low	8.05	8.17	7.81	7.84
Close	8.19	8.39	7.90	8.18
PERCENTAGE GAIN (LOSS) based on change in Market Price*
September 23, 1987 (commencement of operations) through September 30, 2015				479.76%
October 1, 2005 through September 30, 2015				77.66
October 1, 2010 through September 30, 2015				27.67
October 1, 2014 through September 30, 2015				4.07
January 1, 2015 through September 30, 2015				4.68
April 1, 2015 through September 30, 2015				.64
July 1, 2015 through September 30, 2015				5.19

NET ASSET VALUE PER SHARE
September 23, 1987 (commencement of operations)				$9.32
September 30, 2014				8.76
December 31, 2014				8.85
March 31, 2015				8.91
June 30, 2015				8.66
September 30, 2015				8.75
PERCENTAGE GAIN (LOSS) based on change in Net Asset Value*
September 23, 1987 (commencement of operations) through September 30, 2015				565.35%
October 1, 2005 through September 30, 2015				79.70
October 1, 2010 through September 30, 2015				42.41
October 1, 2014 through September 30, 2015				6.49
January 1, 2015 through September 30, 2015				3.62
April 1, 2015 through September 30, 2015				1.37
July 1, 2015 through September 30, 2015				2.65
*With dividends reinvested.

STATEMENT OF INVESTMENTS

September 30, 2015

Long-Term Municipal Investments - 150.8%	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Alabama - 1.5%
Jefferson County,
Limited Obligation School Warrants	5.25	1/1/17	4,520,000		4,547,346
Jefferson County,
Limited Obligation School Warrants	5.00	1/1/24	2,000,000		2,012,100
Jefferson County,
Sewer Revenue Warrants	0/7.90	10/1/50	2,500,000	[a]	1,675,300
					8,234,746
Alaska - 1.7%
Northern Tobacco Securitization Corporation of Alaska,
Tobacco Settlement Asset-Backed Bonds	5.00	6/1/46	11,190,000		8,897,952
Arizona - 5.5%
Arizona Housing Finance Authority,
SFMR (Mortgage-Backed Securities Program) (Collateralized: FHLMC, FNMA and GNMA)	5.55	12/1/41	1,290,000		1,335,060
Barclays Capital Municipal Trust Receipts (Series 21 W),
(Salt River Project Agricultural Improvement and Power District, Salt River Project Electric System Revenue) Recourse	5.00	1/1/38	17,207,871	[b,c]	18,504,817
Phoenix Industrial Development Authority,
Education Facility Revenue (Legacy Traditional Schools Projects)	5.00	7/1/45	2,000,000	[c]	1,910,500
Pima County Industrial Development Authority,
Education Revenue (American Charter Schools Foundation Project)	5.63	7/1/38	3,410,000		3,199,842
Salt Verde Financial Corporation,
Senior Gas Revenue	5.00	12/1/37	4,030,000		4,498,125
					29,448,344
California - 17.2%
Barclays Capital Municipal Trust Receipts (Series 80 W),
(Los Angeles Department of Airports, Senior Revenue (Los Angeles International Airport)) Recourse	5.00	5/15/31	5,247,500	[b,c]	6,023,161
California,
GO (Various Purpose)	5.75	4/1/31	10,800,000		12,508,884
California,
GO (Various Purpose)	6.50	4/1/33	10,000,000		11,877,100
California,
GO (Various Purpose)	6.00	11/1/35	7,500,000		8,977,650
California Statewide Communities Development Authority,
Revenue (Bentley School)	7.00	7/1/40	2,090,000		2,344,249
California Statewide Communities Development Authority,
Student Housing Revenue (CHF-Irvine, LLC-UCI East Campus Apartments, Phase II)	5.75	5/15/32	2,000,000		2,172,180

Long-Term Municipal Investments - 150.8% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
California - 17.2% (continued)
JPMorgan Chase Putters/Drivers Trust (Series 3851),
(California Educational Facilities Authority, Revenue (University of Southern California)) Non-recourse	5.25	10/1/16	10,100,000	[b,c]	11,218,272
JPMorgan Chase Putters/Drivers Trust (Series 4361),
(Los Angeles Department of Water and Power, Water System Revenue) Non-recourse	5.00	7/1/20	5,000,000	[b,c]	5,684,850
RIB Floater Trust (Barclays Bank PLC) (Series 23 U),
(The Regents of the University of California, General Revenue) Recourse	5.00	5/15/38	10,000,000	[b,c]	11,361,100
Sacramento County,
Airport System Subordinate and Passenger Facility Charges Grant Revenue	6.00	7/1/35	6,250,000		6,990,250
San Buenaventura,
Revenue (Community Memorial Health System)	7.50	12/1/41	2,000,000		2,433,500
San Francisco City and County Redevelopment Agency Community Facilities District Number 6,
Special Tax Revenue (Mission Bay South Public Improvements)	5.00	8/1/23	1,000,000		1,151,990
Tobacco Securitization Authority of Southern California,
Tobacco Settlement Asset-Backed Bonds (San Diego County Tobacco Asset Securitization Corporation)	5.00	6/1/37	7,300,000		6,435,972
Tuolumne Wind Project Authority,
Revenue (Tuolumne Company Project)	5.88	1/1/29	3,500,000		4,019,155
					93,198,313
Colorado - 4.9%
Beacon Point Metropolitan District,
GO (Prerefunded)	6.25	12/1/15	2,000,000	[d]	2,020,880
Colorado Educational and Cultural Facilities Authority,
Charter School Revenue (American Academy Project) (Prerefunded)	8.00	12/1/18	3,500,000	[d]	4,011,665
JPMorgan Chase Putters/Drivers Trust (Series 4386),
(Board of Governors of the Colorado State University, System Enterprise Revenue) Non-recourse	5.00	3/1/20	7,500,000	[b,c]	8,337,375
RIB Floater Trust (Barclays Bank PLC) (Series 25 U-1),
(Colorado Springs, Utilities System Improvement Revenue) Recourse	5.00	11/15/43	9,750,000	[b,c]	10,937,257
The Plaza Metropolitan District Number 1,
Revenue	5.00	12/1/17	1,170,000	[c]	1,215,256
					26,522,433

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal Investments - 150.8% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
District of Columbia - 4.3%
RIB Floater Trust (Barclays Bank PLC) (Series 15 U),
(District of Columbia, Income Tax Secured Revenue) Recourse	5.00	12/1/35	19,997,609	[b,c]	23,047,009
Florida - 7.1%
Cape Coral Health Facilities Authority,
Senior Housing Revenue (Gulf Care, Inc. Project)	5.88	7/1/40	1,600,000	[c]	1,607,488
Clearwater,
Water and Sewer Revenue	5.25	12/1/39	5,000,000		5,616,600
Florida Development Finance Corporation,
Educational Facilities Revenue (Miami Arts Charter School Project)	6.00	6/15/44	5,000,000	[c]	4,985,850
Greater Orlando Aviation Authority,
Airport Facilities Revenue	6.25	10/1/20	8,000,000		9,429,040
Miami-Dade County,
Subordinate Special Obligation Revenue	0.00	10/1/45	3,000,000	[e]	719,130
Mid-Bay Bridge Authority,
Springing Lien Revenue (Prerefunded)	7.25	10/1/21	6,000,000	[d]	7,898,700
Saint Johns County Industrial Development Authority,
Revenue (Presbyterian Retirement Communities Project)	6.00	8/1/45	6,500,000		7,233,655
Village Community Development District Number 10,
Special Assessment Revenue	6.00	5/1/44	1,000,000		1,148,130
					38,638,593
Georgia - 5.5%
Atlanta,
Water and Wastewater Revenue (Insured; Assured Guaranty Municipal Corp.)	5.25	11/1/34	4,000,000		4,491,920
Atlanta,
Water and Wastewater Revenue (Prerefunded)	6.00	11/1/19	6,000,000	[d]	7,182,480
Georgia Higher Education Facilities Authority,
Revenue (USG Real Estate Foundation I, LLC Project) (Insured; Assured Guaranty Corp.) (Prerefunded)	5.63	6/15/18	5,055,000	[d]	5,713,110
Georgia Higher Education Facilities Authority,
Revenue (USG Real Estate Foundation I, LLC Project) (Insured; Assured Guaranty Corp.) (Prerefunded)	5.63	6/15/18	945,000	[d]	1,068,030
RIB Floater Trust (Barclays Bank PLC) (Series 20 U),
(Private Colleges and Universities Authority, Revenue (Emory University)) Recourse	5.00	10/1/43	10,000,000	[b,c]	11,217,000
					29,672,540

Long-Term Municipal Investments - 150.8% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Hawaii - .9%
Hawaii Department of Budget and Finance,
Special Purpose Revenue (Hawai'i Pacific Health Obligated Group)	5.75	7/1/40	4,415,000		4,980,120
Idaho - .9%
Power County Industrial Development Corporation,
SWDR (FMC Corporation Project)	6.45	8/1/32	5,000,000		5,009,750
Illinois - 8.2%
Chicago,
General Airport Senior Lien Revenue (Chicago O'Hare International Airport)	5.00	1/1/24	5,550,000		6,188,361
Chicago,
General Airport Third Lien Revenue (Chicago O'Hare International Airport)	5.63	1/1/35	5,000,000		5,737,900
Chicago,
GO	5.00	1/1/24	2,500,000		2,518,500
Chicago,
GO	5.00	1/1/40	7,500,000		7,115,850
JPMorgan Chase Putters/Drivers Trust (Series 4360),
(Greater Chicago Metropolitan Water Reclamation District, GO Capital Improvement Bonds) Non-recourse	5.00	12/1/19	7,500,000	[b,c]	8,374,125
Metropolitan Pier and Exposition Authority,
Revenue (McCormick Place Expansion Project)	5.00	12/15/28	3,000,000		3,301,380
Metropolitan Pier and Exposition Authority,
Revenue (McCormick Place Expansion Project)	0.00	12/15/51	12,450,000	[e]	1,624,974
Metropolitan Pier and Exposition Authority,
Revenue (McCormick Place Expansion Project)	5.00	6/15/53	2,500,000		2,549,475
Railsplitter Tobacco Settlement Authority,
Tobacco Settlement Revenue	6.00	6/1/28	5,050,000		5,969,655
University of Illinois Board of Trustees,
Auxiliary Facilities System Revenue (University of Illinois)	5.00	4/1/44	1,000,000		1,088,770
					44,468,990
Indiana - .3%
Indiana Finance Authority,
Revenue (Marquette Project)	5.00	3/1/39	1,400,000		1,453,228
Iowa - 1.8%
Iowa Finance Authority,
Midwestern Disaster Area Revenue (Iowa Fertilizer Company Project)	5.25	12/1/25	7,375,000		8,028,794
Tobacco Settlement Authority of Iowa,
Tobacco Settlement Asset-Backed Bonds	5.60	6/1/34	2,000,000		1,911,780
					9,940,574

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal Investments - 150.8% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Kentucky - .5%
Louisville/Jefferson County Metro Government,
Health Facilities Revenue (Jewish Hospital and Saint Mary's HealthCare, Inc. Project) (Prerefunded)	6.13	2/1/18	2,300,000	[d]	2,584,947
Louisiana - 1.4%
Louisiana Local Government Environmental Facilities and Community Development Authority,
Revenue (Westlake Chemical Corporation Projects)	6.75	11/1/32	7,000,000		7,603,260
Maine - .7%
Maine Health and Higher Educational Facilities Authority,
Revenue (Maine General Medical Center Issue)	7.50	7/1/32	3,000,000		3,604,560
Maryland - 1.9%
JPMorgan Chase Putters/Drivers Trust (Series 4422),
(Mayor and City Council of Baltimore, Project Revenue (Water Projects)) Non-recourse	5.00	7/1/21	9,000,000	[b,c]	10,093,545
Massachusetts - 9.9%
Barclays Capital Municipal Trust Receipts (Series 15 W),
(Massachusetts Health and Educational Facilities Authority, Revenue (Massachusetts Institute of Technology Issue)) Recourse	5.00	7/1/38	13,110,000	[b,c]	14,117,766
JPMorgan Chase Putters/Drivers Trust (Series 3840),
(Massachusetts Development Finance Agency, Revenue (Harvard University Issue)) Non-recourse	5.25	8/1/18	10,000,000	[b,c]	11,696,200
JPMorgan Chase Putters/Drivers Trust (Series 3898),
(Massachusetts, Consolidated Loan) Non-recourse	5.00	4/1/19	8,600,000	[b,c]	10,023,558
JPMorgan Chase Putters/Drivers Trust (Series 4420),
(Massachusetts School Building Authority, Senior Dedicated Sales Tax Revenue) Non-recourse	5.00	5/15/21	10,000,000	[b,c]	11,252,200
Massachusetts Health and Educational Facilities Authority,
Revenue (Suffolk University Issue)	6.25	7/1/30	5,650,000		6,511,625
					53,601,349
Michigan - 7.5%
Detroit,
Water Supply System Senior Lien Revenue	5.00	7/1/31	3,000,000		3,208,290
Kent Hospital Finance Authority,
Revenue (Metropolitan Hospital Project)	6.00	7/1/35	2,930,000		2,931,406

Long-Term Municipal Investments - 150.8% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Michigan - 7.5% (continued)
Michigan Finance Authority,
Local Government Loan Program Revenue (Detroit Water and Sewerage Department, Sewage Disposal System Revenue Senior Lien Local Project Bonds) (Insured; Assured Guaranty Municipal Corp.)	5.00	7/1/31	2,000,000		2,242,000
Michigan Finance Authority,
Local Government Loan Program Revenue (Detroit Water and Sewerage Department, Water Supply System Revenue Senior Lien Local Project Bonds) (Insured; National Public Finance Guarantee Corp.)	5.00	7/1/36	2,000,000		2,160,160
Michigan Hospital Finance Authority,
HR (Henry Ford Health System)	5.63	11/15/29	5,000,000		5,711,950
Michigan Strategic Fund,
SWDR (Genesee Power Station Project)	7.50	1/1/21	5,880,000		5,791,741
Michigan Tobacco Settlement Finance Authority,
Tobacco Settlement Asset-Backed Bonds	6.88	6/1/42	5,000,000		5,001,750
Michigan Tobacco Settlement Finance Authority,
Tobacco Settlement Asset-Backed Bonds	6.00	6/1/48	4,000,000		3,414,360
Royal Oak Hospital Finance Authority,
HR (William Beaumont Hospital Obligated Group) (Prerefunded)	8.25	9/1/18	5,500,000	[d]	6,674,855
Wayne County Airport Authority,
Airport Revenue (Detroit Metropolitan Wayne County Airport) (Insured; National Public Finance Guarantee Corp.)	5.00	12/1/34	3,435,000		3,454,339
					40,590,851
Minnesota - 1.7%
Dakota County Community Development Agency,
SFMR (Mortgage-Backed Securities Program) (Collateralized: FHLMC, FNMA and GNMA)	5.15	12/1/38	130,553		134,342
Dakota County Community Development Agency,
SFMR (Mortgage-Backed Securities Program) (Collateralized: FHLMC, FNMA and GNMA)	5.30	12/1/39	255,238		264,957
Minneapolis,
Health Care System Revenue (Fairview Health Services) (Insured; Assured Guaranty Corp.)	6.50	11/15/38	4,190,000		4,767,382
Minneapolis ,
Health Care System Revenue (Fairview Health Services) (Insured; Assured Guaranty Corp.) (Prerefunded)	6.50	11/15/18	810,000	[d]	947,951

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal Investments - 150.8% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Minnesota - 1.7% (continued)
Saint Paul Housing and Redevelopment Authority,
Hospital Facility Revenue (HealthEast Project) (Prerefunded)	5.15	11/15/15	3,060,000	[d]	3,078,452
					9,193,084
Mississippi - 2.5%
Mississippi Business Finance Corporation,
PCR (System Energy Resources, Inc. Project)	5.88	4/1/22	7,800,000		7,956,936
Mississippi Development Bank,
Special Obligation Revenue (Magnolia Regional Health Center Project)	6.50	10/1/31	5,000,000		5,778,000
					13,734,936
Missouri - .4%
Missouri Development Finance Board,
Infrastructure Facilities Revenue (Independence, Crackerneck Creek Project)	5.00	3/1/28	2,000,000		2,011,700
New Jersey - 2.8%
Essex County Improvement Authority,
SWDR (Covanta Project)	5.25	7/1/45	1,000,000	[c]	1,005,550
New Jersey Economic Development Authority,
School Facilities Construction Revenue	5.25	6/15/40	3,250,000		3,364,757
New Jersey Economic Development Authority,
Special Facility Revenue (Continental Airlines, Inc. Project)	5.25	9/15/29	2,000,000		2,166,880
New Jersey Higher Education Student Assistance Authority,
Student Loan Revenue (Insured; Assured Guaranty Corp.)	6.13	6/1/30	4,085,000		4,411,024
Tobacco Settlement Financing Corporation of New Jersey,
Tobacco Settlement Asset-Backed Bonds	5.00	6/1/41	5,500,000		4,350,885
					15,299,096
New Mexico - 1.4%
Farmington,
PCR (Public Service Company of New Mexico San Juan Project)	5.90	6/1/40	7,000,000		7,725,480
New York - 10.7%
Barclays Capital Municipal Trust Receipts (Series 29 W),
(New York City Municipal Water Finance Authority, Water and Sewer System General Resolution Revenue) Recourse	5.00	6/15/39	20,000,000	[b,c]	22,373,000
Barclays Capital Municipal Trust Receipts (Series 7 B),
(New York City Transitional Finance Authority, Future Tax Secured Subordinate Revenue) Recourse	5.50	11/1/27	5,000,000	[b,c]	5,920,950
JPMorgan Chase Putters/Drivers Trust (Series 3857),

Long-Term Municipal Investments - 150.8% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
New York - 10.7% (continued)
(New York City Transitional Finance Authority, Future Tax Secured Subordinate Revenue) Non-recourse	5.25	11/1/18	5,000,000	[b,c]	5,891,450
New York City Educational Construction Fund,
Revenue	6.50	4/1/27	4,490,000		5,535,317
New York City Industrial Development Agency,
PILOT Revenue (Yankee Stadium Project) (Insured; Assured Guaranty Corp.)	7.00	3/1/49	5,000,000		5,880,950
New York Liberty Development Corporation,
Revenue (3 World Trade Center Project)	5.00	11/15/44	7,000,000	[c]	7,095,900
Niagara Area Development Corporation,
Solid Waste Disposal Facility Revenue (Covanta Energy Project)	5.25	11/1/42	3,000,000	[c]	3,021,870
Port Authority of New York and New Jersey,
Special Project Bonds (JFK International Air Terminal LLC Project)	6.00	12/1/36	2,000,000		2,329,480
					58,048,917
North Carolina - .3%
North Carolina Medical Care Commission,
Health Care Facilities First Mortgage Revenue (Pennybryn at Maryfield)	5.00	10/1/35	1,770,000		1,850,924
Ohio - 10.1%
Buckeye Tobacco Settlement Financing Authority,
Tobacco Settlement Asset-Backed Bonds	6.50	6/1/47	12,500,000		11,269,875
Butler County,
Hospital Facilities Revenue (UC Health)	5.50	11/1/40	3,850,000		4,339,489
Canal Winchester Local School District,
School Facilities Construction and Improvement and Advance Refunding Bonds (GO - Unlimited Tax) (Insured; National Public Finance Guarantee Corp.)	0.00	12/1/29	3,955,000	[e]	2,502,961
Canal Winchester Local School District,
School Facilities Construction and Improvement and Advance Refunding Bonds (GO - Unlimited Tax) (Insured; National Public Finance Guarantee Corp.)	0.00	12/1/31	3,955,000	[e]	2,313,082
JPMorgan Chase Putters/Drivers Trust (Series 4367),
(Hamilton County, Sewer System Improvement Revenue (The Metropolitan Sewer District of Greater Cincinnati)) Non-recourse	5.00	6/1/33	17,000,000	[b,c]	19,314,720
Muskingum County,
Hospital Facilities Revenue (Genesis HealthCare System Obligated Group Project)	5.00	2/15/22	4,590,000		5,054,554
Ohio Air Quality Development Authority,

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal Investments - 150.8% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Ohio - 10.1% (continued)
Air Quality Revenue (Ohio Valley Electric Corporation Project)	5.63	10/1/19	1,900,000		2,118,291
Port of Greater Cincinnati Development Authority,
Tax Increment Development Revenue (Fairfax Village Red Bank Infrastructure Project)	5.63	2/1/36	3,000,000	[c]	2,885,010
Toledo-Lucas County Port Authority,
Special Assessment Revenue (Crocker Park Public Improvement Project)	5.38	12/1/35	5,000,000		5,009,900
					54,807,882
Oregon - .7%
Warm Springs Reservation Confederated Tribes,
Hydroelectric Revenue (Pelton Round Butte Project)	6.38	11/1/33	3,300,000		3,625,215
Pennsylvania - 1.4%
JPMorgan Chase Putters/Drivers Trust (Series 3916),
(Geisinger Authority, Health System Revenue (Geisinger Health System)) Non-recourse	5.13	6/1/35	3,000,000	[b,c]	3,305,310
Montgomery County Industrial Development Authority,
Revenue (Whitemarsh Continuing Care Retirement Community Project)	5.25	1/1/40	185,000		185,995
Philadelphia,
GO	6.50	8/1/41	3,550,000		4,228,440
					7,719,745
Rhode Island - 1.1%
Rhode Island Health and Educational Building Corporation,
Hospital Financing Revenue (Lifespan Obligated Group Issue) (Insured; Assured Guaranty Corp.)	7.00	5/15/39	5,000,000		5,835,450
South Carolina - 7.2%
Barclays Capital Municipal Trust Receipts (Series 42 W),
(Columbia, Waterworks and Sewer System Revenue) Recourse	5.00	2/1/40	10,000,000	[b,c]	11,294,800
JPMorgan Chase Putters/Drivers Trust (Series 4379),
(South Carolina Public Service Authority, Revenue Obligations (Santee Cooper)) Non-recourse	5.13	6/1/37	15,000,000	[b,c]	16,452,600
South Carolina Public Service Authority,
Revenue Obligations (Santee Cooper)	5.50	1/1/38	9,205,000		10,285,391
South Carolina Public Service Authority,
Revenue Obligations (Santee Cooper) (Prerefunded)	5.50	1/1/19	795,000	[d]	913,201
					38,945,992

Long-Term Municipal Investments - 150.8% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Tennessee - 4.6%
Barclays Capital Municipal Trust Receipts (Series 25 W),
(Rutherford County Health and Educational Facilities Board, Revenue (Ascension Health Senior Credit Group)) Recourse	5.00	11/15/40	10,000,000	[b,c]	10,949,100
JPMorgan Chase Putters/Drivers Trust (Series 4416),
(Metropolitan Government of Nashville and Davidson County, Water and Sewer Revenue) Non-recourse	5.00	7/1/21	5,000,000	[b,c]	5,624,350
Metropolitan Government of Nashville and Davidson County Health and Educational Facilities Board,
Revenue (The Vanderbilt University)	5.50	10/1/34	7,000,000		8,029,490
					24,602,940
Texas - 14.0%
Barclays Capital Municipal Trust Receipts (Series 28 W),
(Leander Independent School District, Unlimited Tax School Building Bonds (Permanent School Fund Guarantee Program)) Recourse	5.00	8/15/40	8,507,701	[b,c]	9,562,218
Clifton Higher Education Finance Corporation,
Education Revenue (International Leadership of Texas)	5.75	8/15/45	4,000,000		4,099,640
Clifton Higher Education Finance Corporation,
Education Revenue (Uplift Education)	6.00	12/1/30	2,500,000		2,846,850
Clifton Higher Education Finance Corporation,
Education Revenue (Uplift Education)	4.50	12/1/44	2,500,000		2,413,200
Dallas Area Rapid Transit,
Senior Lien Sales Tax Revenue	5.25	12/1/48	10,000,000		10,996,500
Harris County Health Facilities Development Corporation,
HR (Memorial Hermann Healthcare System) (Prerefunded)	7.25	12/1/18	2,000,000	[d]	2,397,400
Harris County-Houston Sports Authority,
Senior Lien Revenue (Insured; Assured Guaranty Municipal Corp.)	0.00	11/15/50	6,500,000	[e]	1,214,785
Houston,
Combined Utility System First Lien Revenue (Insured; Assured Guaranty Corp.)	6.00	11/15/36	5,000,000		5,853,300
JPMorgan Chase Putters/Drivers Trust (Series 4356),
(San Antonio, Electric and Gas Systems Junior Lien Revenue) Non-recourse	5.00	2/1/21	16,750,000	[b,c]	18,556,655
North Texas Tollway Authority,
First Tier System Revenue (Insured; Assured Guaranty Corp.)	5.75	1/1/40	10,300,000		11,260,990
North Texas Tollway Authority,

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal Investments - 150.8% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Texas - 14.0% (continued)
Second Tier System Revenue (Prerefunded)	5.75	1/1/18	5,500,000	[d]	6,115,065
Texas Department of Housing and Community Affairs,
Home Mortgage Revenue (Collateralized: FHLMC, FNMA and GNMA)	13.52	7/2/24	250,000	[f]	264,470
					75,581,073
Virginia - 2.5%
Barclays Capital Municipal Trust Receipts (Series 17 W),
(Virginia Small Business Financing Authority, Health Care Facilities Revenue (Sentara Healthcare)) Recourse	5.00	11/1/40	10,000,000	[b,c]	11,085,800
Chesterfield County Economic Development Authority,
Retirement Facilities First Mortgage Revenue (Brandermill Woods Project)	5.13	1/1/43	2,100,000		2,157,729
					13,243,529
Washington - 4.8%
Barclays Capital Municipal Trust Receipts (Series 27 B),
(King County, Sewer Revenue) Recourse	5.00	1/1/29	3,998,716	[b,c]	4,628,496
Barclays Capital Municipal Trust Receipts (Series 66 W),
(King County, Limited Tax GO (Payable from Sewer Revenues)) Recourse	5.13	1/1/33	10,000,000	[b,c]	11,353,000
Washington Health Care Facilities Authority,
Mortgage Revenue (Highline Medical Center) (Collateralized; FHA) (Prerefunded)	6.25	8/1/18	5,975,000	[d]	6,865,872
Washington Higher Education Facilities Authority,
Revenue (Seattle University Project) (Insured; AMBAC) (Prerefunded)	5.25	11/1/17	3,000,000	[d]	3,286,860
					26,134,228
West Virginia - .3%
The County Commission of Harrison County,
SWDR (Allegheny Energy Supply Company, LLC Harrison Station Project)	5.50	10/15/37	1,750,000		1,833,510
Wyoming - 1.0%
Wyoming Municipal Power Agency,
Power Supply System Revenue	5.50	1/1/33	2,360,000		2,556,777
Wyoming Municipal Power Agency,
Power Supply System Revenue	5.38	1/1/42	2,750,000		2,968,542
					5,525,319
U.S. Related - 1.6%
Guam,
LOR (Section 30)	5.75	12/1/34	2,000,000		2,220,580
Guam Housing Corporation,

Long-Term Municipal Investments - 150.8% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
U.S. Related - 1.6% (continued)
SFMR (Guaranteed Mortgage-Backed Securities Program) (Collateralized; FHLMC)	5.75	9/1/31	965,000	1,057,708
Guam Waterworks Authority,
Water and Wastewater System Revenue	5.63	7/1/40	2,000,000	2,189,980
Puerto Rico Commonwealth,
Public Improvement GO (Insured; Assured Guaranty Municipal Corp.)	5.00	7/1/35	3,500,000	3,260,565
				8,728,833
Total Investments (cost $739,953,505)			150.8%	816,038,957
Liabilities, Less Cash and Receivables			(24.5%)	(132,448,650)
Preferred Stock, at redemption value			(26.3%)	(142,500,000)
Net Assets Applicable to Common Shareholders			100.0%	541,090,307

a Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.

b Collateral for floating rate borrowings.

c Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2015, these securities amounted to $351,928,108, or 65.0% of net assets applicable to Common Shareholders.

d These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

e Security issued with a zero coupon. Income is recognized through the accretion of discount.

f Variable rate security--interest rate subject to periodic change.

STATEMENT OF INVESTMENTS (continued)

Portfolio Summary (Unaudited) †	Value (%)
Education	28.7
Special Tax	18.8
Utility-Electric	18.5
Utility-Water and Sewer	17.0
Health Care	14.3
Transportation Services	9.9
Prerefunded	9.7
State/Territory	6.2
Industrial	4.3
City	2.7
Asset-Backed	2.4
Pollution Control	2.4
Resource Recovery	1.4
County	.7
Housing	.6
Other	13.2
150.8

† Based on net assets applicable to Common Shareholders.

See notes to financial statements.

Summary of Abbreviations

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond Assurance Corporation	ARRN	Adjustable Rate Receipt Notes
BAN	Bond Anticipation Notes	BPA	Bond Purchase Agreement
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	DRIVERS	Derivative Inverse Tax-Exempt Receipts
EDR	Economic Development Revenue	EIR	Environmental Improvement Revenue
FGIC	Financial Guaranty Insurance Company	FHA	Federal Housing Administration
FHLB	Federal Home Loan Bank	FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association	GAN	Grant Anticipation Notes
GIC	Guaranteed Investment Contract	GNMA	Government National Mortgage Association
GO	General Obligation	HR	Hospital Revenue
IDB	Industrial Development Board	IDC	Industrial Development Corporation
IDR	Industrial Development Revenue	LIFERS	Long Inverse Floating Exempt Receipts
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MERLOTS	Municipal Exempt Receipts Liquidity Option Tender
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
P-FLOATS	Puttable Floating Option Tax-Exempt Receipts	PUTTERS	Puttable Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RIB	Residual Interest Bonds
ROCS	Reset Options Certificates	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SPEARS	Short Puttable Exempt Adjustable Receipts
SWDR	Solid Waste Disposal Revenue	TAN	Tax Anticipation Notes
TAW	Tax Anticipation Warrants	TRAN	Tax and Revenue Anticipation Notes
XLCA	XL Capital Assurance

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2015

	Cost	Value
	Assets ($):
Investments in securities—See Statement of Investments	739,953,505	816,038,957
	Cash	1,709,122
	Interest receivable	12,758,148
	Receivable for investment securities sold	104,037
	Prepaid expenses	21,381
		830,631,645
	Liabilities ($):
	Due to The Dreyfus Corporation and affiliates—Note 2(b)	389,739
	Payable for floating rate notes issued—Note 3	146,129,397
	Interest and expense payable related to floating rate notes issued—Note 3	327,039
	Commissions payable—Note 1	26,259
	Dividends payable to Preferred Shareholders	2,317
	Accrued expenses	166,587
		147,041,338
	Auction Preferred Stock, Series M,T,W,Th and F, par value $.001 per share (5,700 shares issued and outstanding at $25,000 per share liquidation value)—Note 1	142,500,000
	Net Assets Applicable to Common Shareholders ($)	541,090,307
	Composition of Net Assets ($):
	Common Stock, par value, $.001 per share (61,849,399 shares issued and outstanding)	61,849
	Paid-in capital	536,109,665
	Accumulated undistributed investment income—net	2,507,191
	Accumulated net realized gain (loss) on investments	(73,673,850)
	Accumulated net unrealized appreciation (depreciation) on investments	76,085,452
	Net Assets Applicable to Common Shareholders ($)	541,090,307
	Shares Outstanding
	(500 million shares authorized)	61,849,399
	Net Asset Value Per Share of Common Stock ($)	8.75

See notes to financial statements.

STATEMENT OF OPERATIONS

Year Ended September 30, 2015

Investment Income ($):
Interest Income	40,052,414
Expenses:
Management fee—Note 2(a)	5,146,917
Interest and expense related to floating rate notes issued—Note 3	927,745
Commission fees—Note 1	252,966
Professional fees	127,198
Shareholders' reports	73,984
Shareholder servicing costs	72,155
Directors' fees and expenses—Note 2(c)	59,726
Registration fees	57,487
Custodian fees—Note 2(b)	50,744
Miscellaneous	60,975
Total Expenses	6,829,897
Less—reduction in expenses due to undertaking—Note 2(a)	(686,256)
Net Expenses	6,143,641
Investment Income—Net	33,908,773
Realized and Unrealized Gain (Loss) on Investments—Note 3 ($):
Net realized gain (loss) on investments	(1,503,956)
Net unrealized appreciation (depreciation) on investments	(578,735)
Net Realized and Unrealized Gain (Loss) on Investments	(2,082,691)
Dividends to Preferred Shareholders	(181,238)
Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations	31,644,844

See notes to financial statements.

STATEMENT OF CASH FLOWS

Year Ended September 30, 2015

Cash Flows from Operating Activities ($):
Interest received	41,374,882
Operating expenses paid	(5,181,432)
Dividends paid to Preferred Shareholders	(180,610)
Purchases of portfolio securities	(65,333,461)
Net sales of short-term portfolio securities	1,000,000
Proceeds from sales of portfolio securities	64,788,629
Net Cash Provided by Operating Activities		36,468,008
Cash Flows from Financing Activities ($):
Dividends paid to Common Shareholders	(32,656,479)
Interest and expense related to floating rate notes issued paid	(931,724)
Net Cash Used in Financing Activities		(33,588,203)
Increase in cash		2,879,805
Cash overdraft at beginning of period		(1,170,683)
Cash at end of period		1,709,122
Reconciliation of Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations to Net Cash Provided by Operating Activities ($):
Net Increase in Net Assets Applicable to Common Shareholders Resulting From Operations		31,644,844
Adjustments to reconcile net increase in net assets applicable to Common Shareholders resulting from operations to net cash provided by operating activities ($):
Decrease in investments in securities, at cost		2,063,161
Increase in receivable for investment securities sold		(104,037)
Increase in interest receivable		(26,672)
Increase in prepaid expenses		(1,655)
Increase in commissions payable and accrued expenses		31,673
Increase in Due to The Dreyfus Corporation and affiliates		4,446
Increase in dividends payable to Preferred Shareholders		628
Interest and expense related to floating rate notes issued		927,745
Net unrealized depreciation on investments		578,735
Net amortization of premiums on investments		1,349,140
Net Cash Provided by Operating Activities		36,468,008

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30,
	2015	2014
Operations ($):
Investment income—net	33,908,773	33,744,559
Net realized gain (loss) on investments	(1,503,956)	(15,966,453)
Net unrealized appreciation (depreciation) on investments	(578,735)	61,556,452
Dividends to Preferred Shareholders	(181,238)	(172,596)
Net Increase (Decrease) in Net Assets Applicable to Common Shareholders Resulting from Operations	31,644,844	79,161,962
Dividends to Common Shareholders from ($):
Investment income—net	(32,656,479)	(36,367,445)
Total Increase (Decrease) in Net Assets Applicable to Common Shareholders	(1,011,635)	42,794,517
Net Assets Applicable to Common Shareholders ($):
Beginning of Period	542,101,942	499,307,425
End of Period	541,090,307	542,101,942
Undistributed investment income—net	2,507,191	1,613,296

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements, and with respect to common stock, market price data for the fund’s common shares.

	Year Ended September 30,
	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	8.76	8.07	9.31	8.41	8.65
Investment Operations:
Investment income—net[a]	.55	.55	.54	.58	.60
Net realized and unrealized gain (loss) on investments	(.03)	.73	(1.18)	.92	(.24)
Dividends to Preferred Shareholders from investment income—net	(.00)[b]	(.00)[b]	(.01)	(.01)	(.01)
Total from Investment Operations	.52	1.28	(.65)	1.49	.35
Distributions to Common Shareholders:
Dividends from investment income—net	(.53)	(.59)	(.59)	(.59)	(.59)
Net asset value, end of period	8.75	8.76	8.07	9.31	8.41
Market value, end of period	8.18	8.38	8.00	10.02	8.50
Total Return (%)[c]	4.07	12.61	(14.65)	25.98	1.32

	Year Ended September 30,
	2015	2014	2013	2012	2011
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets applicable to Common Stock[d]	1.26	1.30	1.30	1.30	1.40
Ratio of net expenses to average net assets applicable to Common Stock[d]	1.13	1.17	1.16	1.16	1.26
Ratio of interest and expense related to floating rate notes issued to average net assets applicable to Common Stock[d]	.17	.18	.11	.10	.10
Ratio of net investment income to average net assets applicable to Common Stock[d]	6.24	6.50	6.01	6.59	7.51
Ratio of total expenses to total average net assets	1.00	1.00	.94	.94	.96
Ratio of net expenses to total average net assets	.90	.90	.84	.84	.86
Ratio of interest and expense related to floating rate notes issued to total average net assets	.14	.14	.08	.07	.07
Ratio of net investment income to total average net assets	4.94	5.02	4.35	4.73	5.18
Portfolio Turnover Rate	9.60	14.37	25.01	19.16	17.81
Asset Coverage of Preferred Stock, end of period	480	480	372	368	341
Net Assets, applicable to Common Shareholders, end of period ($ x 1,000)	541,090	542,102	499,307	573,909	515,399
Preferred Stock Outstanding, end of period ($ x 1,000)	142,500	142,500	183,250	213,750	213,750
Floating Rate Notes Outstanding, end of period ($ x 1,000)	146,129	146,129	129,259	74,886	74,886

a Based on average common shares outstanding.

b Amount represents less than $.01 per share.

c Calculated based on market value.

d Does not reflect the effect of dividends to Preferred Shareholders.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Strategic Municipals, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified closed-end management investment company. The fund’s investment objective is to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. The fund’s Common Stock trades on the New York Stock Exchange (the “NYSE”) under the ticker symbol LEO.

The fund has outstanding 1,140 shares each of Series M, Series T, Series W, Series TH and Series F for a total of 5,700 shares, of Auction Preferred Stock (“APS”), with a liquidation preference of $25,000 per share (plus an amount equal to accumulated but unpaid dividends upon liquidation). APS dividend rates are determined pursuant to periodic auctions or by reference to a market rate. Deutsche Bank Trust Company America, as Auction Agent, receives a fee from the fund for its services in connection with such auctions. The fund also compensates broker-dealers generally at an annual rate of .15%-.25% of the purchase price of shares of APS.

The fund is subject to certain restrictions relating to the APS. Failure to comply with these restrictions could preclude the fund from declaring any distributions to shareholders of Common Stock (“Common Shareholders”) or repurchasing common shares and/or could trigger the mandatory redemption of APS at liquidation value. Thus, redemptions of APS may be deemed to be outside of the control of the fund.

The holders of APS, voting as a separate class, have the right to elect at least two directors. The holders of APS will vote as a separate class on certain other matters, as required by law. The fund’s Board of Directors (the “Board”) has designated Robin A. Melvin and John E. Zuccotti as directors to be elected by the holders of APS.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service

NOTES TO FINANCIAL STATEMENTS (continued)

based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of the following: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. All of the preceding securities are generally categorized within Level 2 of the fair value hierarchy.

The Service’s procedures are reviewed by Dreyfus under the general supervision of the Board.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of September 30, 2015 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Municipal Bonds†	-	816,038,957	-	816,038,957
Liabilities ($)
Floating Rate Notes††	-	(146,129,397)	-	(146,129,397)

† See Statement of Investments for additional detailed categorizations.

†† Certain of the fund’s liabilities are held at carrying amount, which approximates fair value for financial reporting purposes.

At September 30, 2015, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when issued or delayed delivery basis may be settled a month or more after the trade date.

(c) Dividends to Common Shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Common Shareholders will have their distributions reinvested in additional shares of the fund, unless such Common Shareholders elect to receive cash, at the lower of the market price or net asset value per share (but not less than 95% of the market price). If market price is equal to or exceeds net asset value, shares will be issued at net asset value. If net asset value exceeds market price Computershare Inc., the transfer agent for the fund's Common Stock, will buy fund shares in the open market and reinvest those shares accordingly.

On September 29, 2015, the Board declared a cash dividend of $.043 per share from investment income-net, payable on October 30, 2015 to Common Shareholders of record as of the close of business on October 15, 2015.

(d) Dividends to shareholders of APS: Dividends, which are cumulative, are generally reset every 7 days for each Series of APS pursuant to a process specified in related fund charter documents. Dividend rates as of September 30, 2015, for each Series of APS were as follows: Series M-0.155%, Series T-0.155%, Series W-0.133%, Series TH-0.177% and Series F-0.155%.. These rates reflect the “maximum rates” under the governing instruments as a result of “failed auctions” in which sufficient clearing bids are not received. The average dividend rates for the period ended September 30, 2015 for each Series of APS were as follows: Series M-

NOTES TO FINANCIAL STATEMENTS (continued)

0.13%, Series T-0.13%, Series W-0.13%, Series TH-0.13% and Series F-0.13%.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax-exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended September 30, 2015, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended September 30, 2015, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended September 30, 2015 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At September 30, 2015, the components of accumulated earnings on a tax basis were as follows: undistributed tax-exempt income $3,640,904, accumulated capital losses $74,356,681 and unrealized appreciation $76,768,283.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute. The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”). As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to September 30, 2015. If not applied, $264,789 of the carryover expires in fiscal year 2016, $9,875,465 expires in fiscal year 2017, $32,540,019 expires in fiscal year 2018 and $6,369,224 expires in fiscal year 2019. The fund has $4,019,752 of post-enactment short-term capital losses and $21,287,432 of post-enactment long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended September 30, 2015 and September 30, 2014 were as follows: tax-exempt income $32,831,125 and $36,480,377, and ordinary income $6,592 and $59,664, respectively.

During the period ended September 30, 2015, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization adjustments and dividend reclassification, the fund decreased accumulated undistributed investment income-net by $177,161, increased accumulated net realized gain (loss) on investments by $169,608 and increased paid-in capital by $7,553. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement (the “Agreement”) with Dreyfus, the management fee is computed at the annual rate of .75% of the value of the fund’s average weekly net assets, inclusive of the outstanding APS, and is payable monthly. The Agreement provides for an expense reimbursement from Dreyfus should the fund’s aggregate expenses (excluding taxes, interest on borrowings, brokerage fees and extraordinary expenses) in any full fiscal year exceed the lesser of (1) the expense limitation of any state having jurisdiction over the fund or (2) 2% of the first $10 million, 1 1⁄2% of the next $20 million and 1% of the excess over $30 million of the average weekly value of the fund’s net assets. Dreyfus has currently undertaken, from October 1, 2014 through November 30, 2015, to waive receipt of a portion of the fund’s management fee, in the amount of .10% of the value of the fund’s average weekly net assets (including net assets representing APS outstanding). The reduction in expenses, pursuant to the undertaking, amounted to $686,256 during the period ended September 30, 2015.

(b) The fund compensates The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets and transaction activity. During the period ended September 30, 2015, the fund was charged $50,744 pursuant to the custody agreement.

The fund has an arrangement with the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

During the period ended September 30, 2015, the fund was charged $6,647 for services performed by the Chief Compliance Officer and his staff.

NOTES TO FINANCIAL STATEMENTS (continued)

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $418,992, custodian fees $25,050 and Chief Compliance Officer fees $1,563, which are offset against an expense reimbursement currently in effect in the amount of $55,866.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 3—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended September 30, 2015, amounted to $65,333,461 and $64,892,666, respectively.

Inverse Floater Securities: The fund participates in secondary inverse floater structures in which fixed-rate, tax-exempt municipal bonds are transferred to a trust (the “Trust”). The Trust typically issues two variable rate securities that are collateralized by the cash flows of the fixed-rate, tax-exempt municipal bonds. One of these variable rate securities pays interest based on a short-term floating rate set by a remarketing agent at predetermined intervals (“Trust Certificates”). A residual interest tax-exempt security is also created by the Trust, which is transferred to the fund, and is paid interest based on the remaining cash flows of the Trust, after payment of interest on the other securities and various expenses of the Trust. An inverse floater security may be collapsed without the consent of the fund due to certain termination events such as bankruptcy, default or other credit event.

The fund accounts for the transfer of bonds to the Trust as secured borrowings, with the securities transferred remaining in the fund’s investments, and the related floating rate certificate securities reflected as fund liabilities in the Statement of Assets and Liabilities.

The fund may invest in inverse floater securities on either a non-recourse or recourse basis. These securities are typically supported by a liquidity facility provided by a bank or other financial institution (the “Liquidity Provider”) that allows the holders of the Trust Certificates to tender their certificates in exchange for payment from the Liquidity Provider of par plus accrued interest on any business day prior to a termination event. When the fund invests in inverse floater securities on a non-recourse basis, the Liquidity Provider is required to make a payment under the liquidity facility due to a termination event to the holders of the Trust Certificates. When this occurs, the Liquidity Provider typically liquidates all or a portion of the municipal securities held in the Trust. A liquidation shortfall occurs if the Trust Certificates exceed the proceeds of the sale of the bonds in the Trust (“Liquidation Shortfall”). When a fund invests in inverse floater securities on a recourse basis, the fund typically enters into a reimbursement agreement with the Liquidity Provider where the fund is required to repay the Liquidity Provider the amount of any Liquidation Shortfall. As a result, a fund investing in a recourse inverse floater security bears the risk of loss with respect to any Liquidation Shortfall.

The average amount of borrowings outstanding under the inverse floater structure during the period ended September 30, 2015 was approximately $146,129,400, with a related weighted average annualized interest rate of .63%.

At September 30, 2015, the cost of investments for federal income tax purposes was $593,141,277; accordingly, accumulated net unrealized appreciation on investments was $76,768,283, consisting of $80,314,206 gross unrealized appreciation and $3,545,923 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus Strategic Municipals, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Strategic Municipals, Inc., including the statement of investments, as of September 30, 2015, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2015 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Strategic Municipals, Inc. at September 30, 2015, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
November 25, 2015

ADDITIONAL INFORMATION (Unaudited)

Dividend Reinvestment and Cash Purchase Plan

Under the fund’s Dividend Reinvestment and Cash Purchase Plan (the “Plan”), a holder of Common Stock who has fund shares registered in his name will have all dividends and distributions reinvested automatically by Computershare Trust Company, N.A., as Plan administrator (the “Administrator”), in additional shares of the fund at the lower of prevailing market price or net asset value (but not less than 95% of market value at the time of valuation) unless such shareholder elects to receive cash as provided below. If market price is equal to or exceeds net asset value, shares will be issued at net asset value. If net asset value exceeds market price or if a cash dividend only is declared, the Administrator, as agent for the Plan participants, will buy fund shares in the open market. A Plan participant is not relieved of any income tax that may be payable on such dividends or distributions.

A Common Shareholder who owns fund shares registered in nominee name through his broker/dealer (i.e., in “street name”) may not participate in the Plan, but may elect to have cash dividends and distributions reinvested by his broker/dealer in additional shares of the fund if such service is provided by the broker/dealer; otherwise such dividends and distributions will be treated like any other cash dividend.

A Common Shareholder who has fund shares registered in his or her name may elect to withdraw from the Plan at any time for a $2.50 fee and thereby elect to receive cash in lieu of shares of the fund. Changes in elections must be in writing, sent to The Bank of New York Mellon, c/o Computershare Inc., P.O. Box 30170, College Station, TX 77842-3170, should include the Common Shareholder’s name and address as they appear on the Administrator’s records and will be effective only if received more than fifteen days prior to the record date for any distribution.

A Plan participant who has fund shares in his name has the option of making additional cash payments to the Administrator, semi-annually, in any amount from $1,000 to $10,000, for investment in the fund’s shares in the open market on or about January 15 and July 15. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Administrator, and interest will not be paid on any uninvested cash payments. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Administrator not less than 48 hours before the payment is to be invested. A Common Shareholder who owns fund shares registered in street name should consult his broker/dealer to determine whether an additional cash purchase option is available through his broker/dealer.

The Administrator maintains all Common Shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account. Shares in the account of each Plan participant will be held by the Administrator in

ADDITIONAL INFORMATION (Unaudited) (continued)

non-certificated form in the name of the participant, and each such participant’s proxy will include those shares purchased pursuant to the Plan. The fund pays the Administrator’s fee for reinvestment of dividends and distributions. Plan participants pay a pro rata share of brokerage commissions incurred with respect to the Administrator’s open market purchases and purchases from voluntary cash payments, and a $1.25 fee for each purchase made from a voluntary cash payment.

The fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the change sent to Plan participants at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Administrator on at least 90 days’ written notice to Plan participants.

Level Distribution Policy

The fund’s dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the fund, the fund may at times pay out more or less than the entire amount of net investment income earned in any particular month and may at times in any month pay out any accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the fund for any particular month may be more or less than the amount of net investment income earned by the fund during such month.

Benefits and Risks of Leveraging

The fund utilizes leverage to seek to enhance the yield and net asset value of its Common Stock. These objectives cannot be achieved in all interest rate environments. To leverage, the fund has issued APS and floating rate certificate securities, which pay dividends or interest at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the fund’s Common Stock. In order for either of these forms of leverage to benefit Common Shareholders, the yield curve must be positively sloped: that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Shareholders. If either of these conditions change along with other factors that may have an effect on APS dividends or floating rate certificate securities, then the risk of leveraging will begin to outweigh the benefits.

Supplemental Information

For the period ended September 30, 2015, there were: (i) no material changes in the fund’s investment objectives or policies, (ii) no changes in the fund’s charter or by-laws that would delay or prevent a change of control of the fund and (iii) no changes in the persons primarily responsible for the day-to-day management of the fund’s portfolio.

Shareholders should take note of the following information about certain risks of investing in the fund.

Municipal securities risk. The amount of public information available about municipal securities is generally less than that for corporate equities or bonds. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the fund’s investments in municipal securities. Other factors include the general conditions of the municipal securities market, the size of the particular offering, and the maturity of the obligation and the rating of the issue. The municipal securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates), which are at or near historic lows in the United States. During periods of reduced market liquidity, the fund may not be able to readily sell municipal securities at prices at or near their perceived value. Changes in economic, business or political conditions relating to a particular municipal project, municipality, or state, territory or possession of the United States in which the fund invests may have an impact on the fund’s net asset value per share of Common Stock. A credit rating downgrade relating to, default by, or insolvency or bankruptcy of, one or several municipal security issuers of a state, territory or possession of the United States in which the fund invests could affect the market values and marketability of many or all municipal securities of such state, territory or possession.

Interest rate risk. Prices of bonds and other fixed-income securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect fixed-income securities and, accordingly, will cause the value of the fund’s investments in these securities to decline. During periods of very low interest rates, which occur from time to time due to market forces or actions of governments and/or their central banks, including the Board of Governors of the Federal Reserve System in the U.S., the fund may be subject to a greater risk of principal decline from rising interest rates. When interest rates fall, the values of already-issued fixed-income securities generally rise. However, when interest rates fall, the fund’s investments in new securities may be at lower yields and may reduce the fund’s income. The magnitude of these fluctuations in the market price of fixed-income securities is generally greater for securities with longer effective maturities and durations because such

ADDITIONAL INFORMATION (Unaudited) (continued)

instruments do not mature, reset interest rates or become callable for longer periods of time. The change in the value of a fixed-income security or portfolio can be approximated by multiplying its duration by a change in interest rates. For example, the market price of a fixed-income security with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same security would be expected to increase 3% if interest rates fell 1%. Risks associated with rising interest rates are heightened given that interest rates in the United States and other countries are at or near historic lows.

Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the fund’s net asset value per share of Common Stock may fall dramatically, even during periods of declining interest rates. The secondary market for certain municipal bonds tends to be less well developed or liquid than many other securities markets, which may adversely affect the fund’s ability to sell such municipal bonds at attractive prices. Investments that are illiquid or that trade in lower volumes may be more difficult to value.

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby reports all the dividends paid from investment income-net during its fiscal year ended September 30, 2015 as “exempt-interest dividends” (not generally subject to regular federal income tax), except $6,592 that is being reported as an ordinary income distribution for reporting purposes. Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any), capital gains distributions (if any) and tax-exempt dividends paid for the 2015 calendar year on Form 1099-DIV, which will be mailed in early 2016.

PROXY RESULTS (Unaudited)

Common Shareholders and holders of APS voted together as a single class (except as noted below) on the following proposal presented at the annual shareholders’ meeting held on June 5, 2015.

	Shares
	For	Authority Withheld
To elect three Class III Directors: †
Hans C. Mautner	52,122,377	1,774,741
Burton Wallack	52,286,724	1,610,394
John E. Zuccotti††	2,978	125

† The terms of these Class III Directors expire in 2018.

†† Elected solely by APS holders, Common Shareholders not entitled to vote.

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (71)

Chairman of the Board (1995)

Current term expires in 2016.

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)

No. of Portfolios for which Board Member Serves: 142

———————

Joni Evans (73)

Board Member (2007)

Current term expires in 2016.

Principal Occupation During Past 5 Years:

• Chief Executive Officer, www.wowOwow.com an online community dedicated to women’s conversations and publications (2007-present)

• Principal, Joni Evans Ltd. (publishing) (2006-present)

No. of Portfolios for which Board Member Serves: 25

———————

Ehud Houminer (75)

Board Member (1994)

Current term expires in 2017.

Principal Occupation During Past 5 Years:

• Executive-in-Residence at the Columbia Business School, Columbia

University (1992-present)

Other Public Company Board Memberships During Past 5 Years:

•  Avnet, Inc., an electronics distributor, Director (1993-2012)

No. of Portfolios for which Board Member Serves: 62

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Hans C. Mautner (77)

Board Member (1989)

Current term expires in 2018.

Principal Occupation During Past 5 Years:

• President-International Division and an Advisory Director of Simon Property Group, a

real estate investment company (1998-2010)

• Chairman and Chief Executive Officer of Simon Global Limited, a real estate company (1999-2010)

No. of Portfolios for which Board Member Serves: 25

———————

Robin A. Melvin (52)

Board Member (1995)

Current term expires in 2017.

Principal Occupation During Past 5 Years:

• Co-chairman, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-present; a board member since 2013)

• Director, Boisi Family Foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)

No. of Portfolios for which Board Member Serves: 112

———————

Burton N. Wallack (64)

Board Member (2007)

Current term expires in 2018.

Principal Occupation During Past 5 Years:

• President and Co-owner of Wallack Management Company, a real estate management company (1987-present)

No. of Portfolios for which Board Member Serves: 25

———————

INTERESTED BOARD MEMBER

Gordon J. Davis (74)

Board Member (2007)

Current term expires in 2017.

Principal Occupation During Past 5 Years:

• Partner in the law firm of Venable LLP (2012-present)

• Partner in the law firm of Dewey & LeBoeuf LLP (1994-2012)

Other Public Company Board Memberships During Past 5 Years:

• Consolidated Edison, Inc., a utility company, Director (1997-2014)

• The Phoenix Companies, Inc., a life insurance company, Director (2000-2014)

No. of Portfolios for which Board Member Serves: 61

Gordon J. Davis is deemed to be an “interested person” (as defined under the Act) of the fund as a result of his affiliation with Venable LLP, which provides legal services to the fund.

———————

The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166.

William Hodding Carter III, Emeritus Board Member
Arnold S. Hiatt, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Executive Vice President of the Distributor since June 2007. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 68 investment companies (comprised of 142 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015

Chief Legal Officer of the Manager since June 2015; from June 2005 to June 2015, Director and Associate General Counsel of Deutsche Bank – Asset & Wealth Management Division, and Chief Legal Officer of Deutsche Investment Management Americas Inc. He is an officer of 69 investment companies (comprised of 167 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 69 investment companies (comprised of 167 portfolios) managed by the Manager. She is 52 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 69 investment companies (comprised of 167 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 69 investment companies (comprised of 167 portfolios) managed by the Manager. She is 59 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 69 investment companies (comprised of 167 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since June 2000.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 69 investment companies (comprised of 167 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since February 1991.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 69 investment companies (comprised of 167 portfolios) managed by the Manager. She is 53 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon, and an officer of 69 investment companies (comprised of 167 portfolios) managed by the Manager; from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is 40 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 69 investment companies (comprised of 167 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 69 investment companies (comprised of 167 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 69 investment companies (comprised of 167 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 69 investment companies (comprised of 167 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 69 investment companies (comprised of 167 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 69 investment companies (comprised of 167 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 69 investment companies (comprised of 167 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (69 investment companies, comprised of 167 portfolios). He is 58 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

NOTES

NOTES

NOTES

OFFICERS AND DIRECTORS
Dreyfus Strategic Municipals, Inc.

200 Park Avenue
New York, NY 10166

Directors	Officers (continued)
Joseph S. DiMartino, Chairman	Chief Compliance Officer
Gordon J. Davis †	Joseph W. Connolly
Joni Evans
Ehud Houminer	Portfolio Managers
Hans C. Mautner	Daniel A. Barton
Robin A. Melvin ††	Jeffrey B. Burger
Burton N. Wallack
John E. Zuccotti ††

† Interested Board Member	Manager
†† Auction Preferred Stock Directors	The Dreyfus Corporation

Officers	Custodian
President	The Bank of New York Mellon
Bradley J. Skapyak
Chief Legal Officer	Counsel
Bennett A. MacDougall	Stroock & Stroock & Lavan LLP
Vice President and Secretary
Janette E. Farragher	Transfer Agent,
Vice President and Secretary	Dividend Disbursing Agent
James Bitetto	and Registrar
Joni Lacks Charatan	Computershare Inc.
Joseph M. Chioffi	(Common Stock)
John B. Hammalian	Deutsche Bank Trust Company America
Maureen E. Kane	(Auction Preferred Stock)
Sarah S. Kelleher
Jeff Prusnofsky	Auction Agent
Treasurer	Deutsche Bank Trust Company America
James Windels	(Auction Preferred Stock)
Assistant Treasurer
Richard Cassaro	Stock Exchange Listing
Gavin C. Reilly	NYSE Symbol: LEO
Robert S. Robol
Robert Salviolo	Initial SEC Effective Date
Robert Svagna	9/23/87
The fund’s net asset value per share appears in the following publications: Barron’s, Closed-End Bond Funds section under the heading “Municipal Bond Funds” every Monday; Wall Street Journal, Mutual Funds section under the heading
“Closed-End Funds” every Monday.

Notice is hereby given in accordance with Section 23(c) of the Act that the fund may purchase shares of its common stock in the open market when it can do so at prices below the then current net asset value per share.

For More Information

Dreyfus Strategic Municipals, Inc.

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Registrar (Common Stock)

Computershare Inc.
480 Washington Boulevard
Jersey City, NJ 07310

Dividend Disbursing Agent (Common Stock)

Computershare Inc.
P.O. Box 30170
College Station, TX 77842

Ticker Symbol: LEO

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2015 MBSC Securities Corporation 0853AR0915

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that Ehud Houminer, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").   Ehud Houminer is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $33,848 in 2014 and $34,694 in 2015.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $32,562 in 2014 and $27,124 in 2015. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events, (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies and (v) agreed upon procedures in evaluating compliance by the Fund with provisions of the Fund’s articles supplementary, creating the series of auction rate preferred stock.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2014 and $0 in 2015.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $3,593 in 2014 and $3,099 in 2015. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2014 and $0 in 2015.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $246 in 2014 and $3,301 in 2015.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2014 and $0 in 2015.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note: None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $30,348,123 in 2014 and $20,448,650 in 2015.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a) (58) (A) of the Securities Exchange Act of 1934, consisting of all of the non-interested Board members, who are:   Joseph S. DiMartino,  Joni Evans, Ehud Houminer, Hans C. Mautner, Robin A. Melvin, Burton N. Wallack, and John E. Zuccotti.

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The board has delegated to The Dreyfus Corporation ("Dreyfus") the authority to vote proxies of companies held in the fund's portfolio.

Information regarding how the fund's proxies were voted during the most recent 12-month period ended June 30th is available on Dreyfus' website, by the following August 31st, at http://www.dreyfus.com and on the SEC's website at http://www.sec.gov on the fund's Form N-PX.

Proxy Voting By Dreyfus

Dreyfus, through its participation in The Bank of New York Mellon Corporation's ("BNY Mellon") Proxy Voting and Governance Committee (the "Proxy Voting Committee"), applies detailed, pre-determined, written proxy voting guidelines for specific types of proposals and matters commonly submitted to shareholders (the "BNY Mellon Voting Guidelines").  This includes guidelines for proxy voting with respect to open-end registered investment company shares (other than securities of a registered investment company over which BNY Mellon and its direct and indirect subsidiaries, including Dreyfus ("BNYM") has proxy voting authority).

Securities Out on Loan.  It is Dreyfus' policy to seek to vote all proxies for securities held in the funds' portfolios for which Dreyfus has voting authority.  However, situations may arise in which the Proxy Voting Committee cannot, or has adopted a policy not to, vote certain proxies, such as refraining from securities out on loan in instances in which the costs are believed to outweigh the benefits, such as when the matters presented are not likely to have a material impact on shareholder value or clients' voting will not impact the outcome of the vote.

Securities Out on Loan.  For securities that the fund has loaned to another party, any voting rights that accompany the loaned securities generally pass to the borrower of the securities, but the fund retains the right to recall a security and may then exercise the security's voting rights.  In order to vote the proxies of securities out on loan, the securities must be recalled prior to the established record date.  The fund may recall the loan to vote proxies if a material issue affecting the fund's investment is to be voted upon.

Material Conflicts of Interest.  Dreyfus seeks to avoid material conflicts of interest between the fund and fund shareholders, on the one hand, and Dreyfus, the Distributor, or any affiliated person of the fund, Dreyfus or the Distributor, on the other, through its participation in the Proxy Voting Committee.  The BNY Mellon Proxy Voting Policy states that the Proxy Voting Committee seeks to avoid material conflicts of interest through the establishment of the committee structure, which applies the BNY Mellon Voting Guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provide by third party proxy advisory services (including Institutional Shareholder Services, Inc. and Glass Lewis & Co., LLC (the "Proxy Advisers")) and without consideration of any client relationship factors.  The Proxy Voting Committee utilizes the research services of the Proxy Advisers most frequently in connection with proposals that may be controversial or require a case-by-case analysis in accordance with the BNY Mellon Proxy Voting Guidelines.  In addition, the BNY Mellon Proxy Voting Policy states that the Proxy Voting Committee engages a third party as an independent fiduciary to vote all proxies for securities of BNY Mellon or securities of a registered investment company over which BNYM has proxy voting authority and may engage an independent fiduciary to vote proxies of other issuers at the Proxy Voting Committee's discretion.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

(a)        (1) The following information is as of September 30, 2015:

Daniel A. Barton and Jeffrey Burger of Standish Mellon Asset Management LLC (“Standish”), an affiliate of The Dreyfus Corporation, are primarily responsible for the day-to-day management of the registrant’s portfolio.

Mr. Barton, a Senior Analyst for Tax Exempt Bonds at Standish, has served as a primary portfolio manager of the fund since November 2011.  He has been employed as an analyst at Standish since 2005.

Mr. Burger, a Portfolio Manager for Tax Sensitive Strategies at Standish, has served as a primary portfolio manager of the fund since July 2014.  He has been employed as a portfolio manager and analyst at Standish since 2006.

(a)        (2) Information about the other accounts managed by the fund’s primary portfolio managers is provided below.

Portfolio Manager	Registered Investment Company Accounts	Assets Managed	Pooled Accounts	Assets Managed	Other Accounts	Assets Managed

Daniel A. Barton	7	$2.4 billion	N/A	N/A	N/A	N/A

Jeffrey Burger	12	$4.9 billion	$48 million	3	38	$1.2 billion

None of the funds or accounts are subject to a performance-based advisory fee.

Portfolio managers may manage multiple accounts for a diverse client base, including mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies and foundations), bank common trust accounts and wrap fee programs ("Other Accounts").

Potential conflicts of interest may arise because of Dreyfus' management of the Fund and Other Accounts.  For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as Dreyfus may be perceived as causing accounts it manages to participate in an offering to increase Dreyfus' overall allocation of securities in that offering, or to increase Dreyfus' ability to participate in future offerings by the same underwriter or issuer.  Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Dreyfus may have an incentive to allocate securities that are expected to increase in value to preferred accounts.  Initial public offerings, in particular, are frequently of very limited availability.  Additionally, portfolio managers may be perceived to have a conflict of interest if there are a large number of Other Accounts, in addition to the Fund, that they are managing on behalf of Dreyfus.   Dreyfus periodically reviews each portfolio manager's overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage the Fund.  In addition, Dreyfus could be viewed as having a conflict of interest to the extent that Dreyfus or its affiliates and/or portfolios managers have a materially larger investment in Other Accounts than their investment in the Fund.

Other Accounts may have investment objectives, strategies and risks that differ from those of the Fund.  For these or other reasons, the portfolio manager may purchase different securities for the Fund and the Other Accounts, and the performance of securities purchased for the Fund may vary from the performance of securities purchased for Other Accounts.  The portfolio manager may place transactions on behalf of Other Accounts that are directly or indirectly contrary to investment decisions made for the Fund, which could have the potential to adversely impact the Fund, depending on market conditions.

A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in another account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account.

Conflicts of interest similar to those described above arise when portfolio managers are employed by a sub-investment adviser or are dual employees of the Manager and an affiliated entity and such portfolio managers also manage other accounts.

Dreyfus' goal is to provide high quality investment services to all of its clients, while meeting Dreyfus' fiduciary obligation to treat all clients fairly.  Dreyfus has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the conflicts associated with managing multiple accounts for multiple clients.  In addition, Dreyfus monitors a variety of areas, including compliance with Fund guidelines, the allocation of IPOs, and compliance with the firm's Code of Ethics.  Furthermore, senior investment and business personnel at Dreyfus periodically review the performance of Dreyfus' portfolio managers.

(a)        (3) Portfolio Manager Compensation.  The portfolio managers' compensation is comprised primarily of a market-based salary and an incentive compensation plan (annual and long-term).  Funding for the Standish Incentive Plan is through a pre-determined fixed percentage of overall company profitability.  Therefore, all bonus awards are based initially on Standish's overall performance as opposed to the performance of a single product or group.  All investment professionals are eligible to receive incentive awards.  Cash awards are payable in the February month end pay of the following year. Most of the awards granted have some portion deferred for three years in the form of deferred cash, BNY Mellon equity, interests in investment vehicles (consisting of investments in a range of Standish products), or a combination of the above. Individual awards for portfolio managers are discretionary, based on both individual and multi-sector product risk adjusted performance relative to both benchmarks and peer comparisons over one year, three year and five year periods.  Also considered in determining individual awards are team participation and general contributions to Standish.  Individual objectives and goals are also established at the beginning of each calendar year and are taken into account. Portfolio managers whose compensation exceeds certain levels may elect to defer portions of their base salaries and/or incentive compensation pursuant to BNY Mellon's Elective Deferred Compensation Plan.

(a)          (4) The dollar range of Fund shares beneficially owned by the primary portfolio manager are as follows as of the end of the Fund's fiscal year:

Portfolio Manager	Registrant Name	Dollar Range of Registrant Shares Beneficially Owned

Daniel A. Barton	Dreyfus Strategic Municipals, Inc.	None

Jeffrey Burger	Dreyfus Strategic Municipals, Inc.	None

 (b)       Not applicable

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        None

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DREYFUS STRATEGIC MUNICIPALS, INC.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak,

            President

Date:    November 23, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak,

            President

Date:    November 23, 2015

By:       /s/ James Windels

            James Windels,

            Treasurer

Date:    November 23, 2015

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)